Supplement to the
Fidelity® SAI Intermediate Treasury Bond Index Fund
August 15, 2024
Summary Prospectus

Richard Munclinger no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Mark Lande (Co-Portfolio Manager) has managed the fund since 2024.
TBN-SUSTK-0125-101 1.9918161.101	January 31, 2025